Exhibit 99.1

b

Welcome 2017 Annual Meeting of Shareholders Archie M. Brown, Jr., Chairman

Kathleen L. Bardwell William G. Barron Vincent A. Berta D.J. Hines Erin P. Hoeflinger MainSource Financial Group Proposal 1: Election of Directors Thomas M. O’Brien Lawrence R. Rueff, DVM John G. Seale, CPA Archie M. Brown, Jr. Director Nominees:

Advisory Vote on Executive Compensation Policies and Procedures

Advisory Vote on Executive Compensation “Say on Pay” proposal Vote is advisory in nature – not binding MSFG Executive Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs. Proposal 2:

Ratification of Independent Auditors

Ratification of Independent Auditors Ratification of Crowe Horwath LLP as the Company’s independent public accounting firm. Proposal 3:

Introductions

MainSource Financial Group Archie Brown: Chairman, President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Bill Goodwin: Chief Credit Officer Chris Harrison: Chief Consumer Banking Officer Karen Woods: Chief Risk Officer and Corporate Counsel Executive Officers

Results of Shareholder Vote

Official Business Meeting Concluded

2016 Financial Performance Jamie Anderson Chief Financial Officer

Disclosure Regarding Forward Looking Statements This presentation may include comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause MainSource’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and MainSource does not assume any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016, and other reports on file with the SEC.

MainSource Financial Group Strong, Record Earnings Increased Dividend (Twice) Stock Price up 50% Organic Loan Growth of 7% Completed Cheviot Acquisition 2016 Accomplishments

2016 Balance Sheet

Total Assets (As of Year End) $ 2,769 $2,847 $3,123 $3,385 $4,080 $1,000 $1,400 $1,800 $2,200 $2,600 $3,000 $3,400 $3,800 $4,200 2012 2013 2014 2015 2016 Millions

Total Loans (As of Year End) $1,553 $1,672 $1,958 $2,155 $2,652 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 2012 2013 2014 2015 2016 Millions

Mortgage Loans Serviced (As of Year End) $758 $786 $880 $925 $1,115 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2012 2013 2014 2015 2016 Millions

Total Deposits (As of Year End) $3,111 $2,185 $2,201 $2,468 $2,651 $1,000 $1,400 $1,800 $2,200 $2,600 $3,000 $3,400 2012 2013 2014 2015 2016 Millions

Total Deposits - Mix (As of Year End) 14% 21% 17% 14% $2,651 $3,111 $2,185 $2,201 $2,468 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2012 2013 2014 2015 2016 Millions CORE TIME 86% 79% 83% 86% 88% 12%

Non-interest Bearing DDA (As of Year End) $767 $405 $437 $513 $641 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2012 2013 2014 2015 2016 Millions

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 22 (As of Year End) 10.2% 14.9% 16.0% 10.2% 14.5% 15.5% 9.8% 13.9% 14.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 2014 2015 2016

Tangible Book Value per Share 23 (End of Period)

2016 Operating Results

Net Operating Income Note: Excludes certain non-operating items $31.5 $37.6 $43.5 $27.3 $27.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2012 2013 2014 2015 2016 Millions

Operating Earnings Per Share Note: Excludes certain non-operating items

Non Performing Loans Millions (End of Period)

New Non-Accrual Loans

Loan Loss Provision Expense

Net Interest Income $94.5 $102.8 $117.6 $94.1 $91.3 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2012 2013 2014 2015 2016 Millions

Average Earning Assets Millions

Core Fee Income Includes service charges, interchange income, mortgage banking income, and wealth management $8.4 $9.9 $6.8 $37.0 $30.0 $32.2

Stable Operating Expenses Millions 33 Note: Excludes certain non-operating items.

Stable Operating Expenses 34 Expenses as a % of Average Assets Note: Excludes certain non-operating items.

MainSource Financial Group NASDAQ Stock Symbol MSFG

2016 Stock Performance

Stock Price - 2016 50% Increase For 2016, the NASDAQ Bank Stocks Index was up 35%. (12 Months)

MainSource Financial Group Post-Election Increase in Financial Stocks – Why? Tax Reform Regulatory Relief General Increase in Optimism Increase in Interest Rates

Stock Performance – 5 Year MSFG vs. NASDAQ Bank Index * * For 60 months ending 12/31/16. Assumes an investment of $100 in each of Company’s common shares and NASDAQ Bank Stocks Index on 12/31/11.

Regional Stock Performance * For 60 months ending 12/31/16. Assumes an investment of $100 in each of Company’s common shares on 12/31/11. 5 YR RETURN ON $100 INVESTED $126 $149 $155 $167 $172 $177 $285 $388 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 PG YUM CMI HRC HI LLY KR MSFG

First Quarter 2017

MainSource Financial Group First Quarter 2017 Operating Highlights Earnings of $12.1 million $0.49 EPS vs. consensus of $0.45 Excellent Credit Quality Metrics Strong Capital Ratios Improvement in Net Interest Margin

2017 Outlook Archie M. Brown, Jr. Chief Executive Officer

Growth in GDP Source: Bloomberg

Indiana Unemployment Rate

NFIB Small Business Optimism Index Source: Bloomberg

Commercial Line of Credit Utilization (End of Period)

Average Balance Per Business Checking Account $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 9/14 12/14 3/15 6/15 9/15 12/15 3/16 6/16 9/16 12/16 3/17

Total Loans (End of Period) $ 1,553 $1,672 $1,958 $2,652 $2,155 $2,615 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2012 2013 2014 2015 2016 1Q 2017 Millions

Strategy for Growth

Improve geographic footprint by acquiring banks in existing and adjacent markets (2014 – Present) Strategy for Growth

Merger & Acquisition - Industry Trends Increase in overall activity Inadequate scale Desire for liquidity Return for shareholders Management/Board succession Inability to grow Strategy for Growth

Merger & Acquisition Strategy Geographic fit Financially attractive Accretive to earnings Efficient use of capital Reasonable size Similar culture Leverages MainSource brand and capabilities Strategy for Growth

MBT Bancorp Merger Date – October 2014 $231mm Assets Six Branches Cincinnati, OH – Dearborn Co., IN Strategy for Growth

Strategy for Growth Cheviot Financial Corp. Merger Date - May 2016 $570mm Assets Twelve Branches Cincinnati, OH

Strategy for Growth FCB Bancorp, Inc. Merger Date – April 30, 2017 $524mm Assets Seven Branches Louisville, KY

Geographic Footprint Expanding the Louisville Market 57 Louisville, KY MSA (Top 25) MSFG FCBE (dollars in thousands) Rank Institution Branches Deposits Mkt. Share 1 PNC Financial Services Group (PA) 56 $5,782,993 22.93% 2 JPMorgan Chase & Co. (NY) 41 4,038,352 16.01% 3 Fifth Third Bancorp (OH) 40 2,377,036 9.42% 4 Republic Bancorp Inc. (KY) 23 2,254,153 8.94% 5 Stock Yards Bancorp Inc. (KY) 28 2,135,965 8.47% 6 BB&T Corp. (NC) 26 1,573,481 6.24% 7 U.S. Bancorp (MN) 27 863,084 3.42% 8 WesBanco Inc. (WV) 21 756,433 3.00% 9 Pro Forma 19 689,762 2.73% 9 Commonwealth Bancshares Inc. (KY) 15 673,250 2.67% 10 First Capital Inc. (IN) 17 658,625 2.61% 11 First Savings Financial Group (IN) 11 500,990 1.99% 12 Citizens Union Bancorp (KY) 11 402,049 1.59% 13 FCB Bancorp Inc (KY) 10 387,514 1.54% 14 Porter Bancorp Inc. (KY) 6 371,965 1.47% 15 MainSource Financial Group (IN) 9 302,248 1.20% 16 New Independent Bcshs Inc. (IN) 8 261,274 1.04% 17 Old National Bancorp (IN) 5 222,043 0.88% 18 First Breckinridge Bcshs Inc (KY) 5 205,420 0.81% 19 Farmers Financial Corp. (KY) 2 150,227 0.60% 20 Central Bancshares Inc. (KY) 3 145,011 0.57% 21 Regions Financial Corp. (AL) 3 134,403 0.53% 22 Eclipse Bank Inc. (KY) 1 113,250 0.45% 23 Lake Valley Bancorp Inc. (KY) 2 92,198 0.37% 24 Mid-Southern Savings Bank(MHC) (IN) 1 86,124 0.34% 25 American Founders Bank Inc. (KY) 3 83,265 0.33% Total For Institutions In Market 411 $25,222,649

Strategy for Growth Significantly expands our market presence in greater Louisville, moving us to #9 in deposit market share in the MSA. Prudently continues growth of the MainSource franchise Complementary cultures with strong ties to the community and a customer service focus Leverages the MainSource brand, product set and capabilities in a major metropolitan area The Louisville MSA has approximately 1.3 million people and a median household income greater than state and national averages Meets financial criteria Strategic Rationale

Geographic Footprint – Changes Strategy for Growth

Common Dividend

Common Dividend (As of 4.14.11) During economic downturn maintained dividend at $.01 per share for 11 consecutive quarters. Subsequent dividend levels: 3Q 2015 - $.14 1Q 2016 - $.15 4Q 2016 - $.16 Dividend yield as of March 31, 2017 was 2.0%. Long term objective for dividend payout is 30-35% of earnings.

Key factors considered when assessing the dividend Outlook on Earnings Credit Quality Level of Capital Overall Economic Environment Common Dividend (As of 4.14.11)

2017 Strategic Priorities

MainSource Financial Group (As of 4.14.11) 2017 Strategic Priorities Revenue & Loan Growth Successfully Integrate FCB Expense Control Maintain Credit Quality Branch Rationalization and Positioning

Questions

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Non-GAAP Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial measures include the following: net income (excluding loan loss provision, taxes and goodwill impairment charges), earnings per share (excluding loan loss provision, taxes and goodwill impairment charges) and operating expenses (excluding goodwill impairment charges, one-time expenses and prepayment penalties on FHLB advances). Non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures the most comparable GAAP measures, please refer to the following reconciliation tables.

Non-GAAP Reconciliation (in millions, except EPS) Operating Net Income Reconciliation: 2012 2013 2014 2015 2016 Operating Net Income 27.3 27.7 31.5 37.6 43.5 Securities Gains 0.9 0.5 - 0.3 0.1 Consulting Expense - - - - - Acquisition Related Expenses - - (2.1) (0.5) (4.9) Prepayment Penalty on FHLB Advances (0.8) (1.5) - (1.5) - Branch Closure Expense (0.4) (0.5) (0.4) (0.2) (0.4) Other 0.3 0.1 - (0.2) - Net Income (GAAP) 27.3 26.3 29.0 35.5 38.3 Operating Earnings Per Share Reconciliation: 2012 2013 2014 2015 2016 Operating Earnings Per Share 1.30 1.33 1.51 1.72 1.86 Securities Gains 0.04 0.02 - 0.01 0.01 Consulting Expense - - - - - Acquisition Related Expenses - - (0.10) (0.02) (0.21) Prepayment Penalty on FHLB Advances (0.04) (0.07) - (0.07) - Branch Closure Expense (0.02) (0.02) (0.02) (0.01) (0.02) Other 0.02 - - (0.01) - Net Income Per Share (GAAP) 1.30 1.26 1.39 1.62 1.64 Operating Expenses Reconciliation (pre-tax): 2012 2013 2014 2015 2016 Operating Expenses 93.5 96.0 96.1 102.5 110.9 Prepayment Penalty on FHLB Advances 1.3 2.2 - 2.4 - Acquisition Related Expenses - - 3.1 0.7 7.1 Expenses (GAAP) 94.8 98.2 99.2 105.6 118.0